Exhibit 99.1

Shore Bancshares Reports 2019 Results

EASTON, Md., Jan. 30, 2020 /PRNewswire/ — Shore Bancshares, Inc. (NASDAQ - SHBI) (the “Company”) reported income from continuing operations of $4.014 million or $0.32 per diluted common share for the fourth quarter of 2019, compared to income from continuing operations of $4.214 million or $0.33 per diluted common share for the third quarter of 2019, and income from continuing operations of $3.853 million or $0.30 per diluted common share for the fourth quarter of 2018, which excludes the results of operations and sale of its retail insurance business, Avon Dixon, LLC (“Avon”) on December 31, 2018 for net proceeds of $25.2 million and a net gain after tax of $8.2 million, or $0.65 per diluted common share. The Company reported income from continuing operations of $16.284 million or $1.28 per diluted common share for fiscal year 2019, compared to income from continuing operations of $15.763 million or $1.24 per diluted common share for fiscal year 2018, which excludes the results of operations and sale of Avon which totaled $9.234 million, or $0.72 per diluted common share.

When comparing income from continuing operations for the fourth quarter of 2019 to the third quarter of 2019, net income decreased $200 thousand due to an increase in noninterest expenses of $461 thousand, partially offset by increases in net interest income of $84 thousand and noninterest income of $165 thousand. When comparing income from continuing operations for the fourth quarter of 2019 to the fourth quarter of 2018, the improved results were due to an increase in noninterest income of $582 thousand, coupled with a decrease in the provision for credit losses of $260 thousand, partially offset by an increase in noninterest expenses of $629 thousand.

“2019 was a great year for deposit growth and despite a flat yield curve for most of the year, revenues remained strong.” said Lloyd L. “Scott” Beatty, Jr., President and Chief Executive Officer. “We experienced deposit growth of nearly 11% in 2019 allowing us to reduce our alternative funding levels. During the year we increased our dividend by 31% and instituted a stock repurchase program through which we acquired 278,700 shares of our common stock. In addition, we hired new lending teams to reach untapped markets. We head into 2020 with a very positive outlook and a strategic focus for growth as we remain committed to providing excellent customer service and maximizing shareholder value.”

Balance Sheet Review

Total assets were $1.559 billion at December 31, 2019, a $76.2 million, or 5.1%, increase when compared to $1.483 billion at December 31, 2018. The increase was primarily due to total deposits increasing $129.0 million or 10.6%. The significant growth in deposits funded increases in loans of $53.3 million, or 4.5%, interest-bearing deposits with other banks of $25.6 million, or 50.2%, and other assets of $22.9 million, or 129.5%, which includes the purchase of approximately $26.5 million of bank owned life insurance (“BOLI”) during 2019. In addition, the increase in deposits allowed the Company to decrease its short-term borrowings by $59.6 million, or 98.0%.

Total deposits increased $129.0 million, or 10.6%, when compared to December 31, 2018. The increase in total deposits primarily consisted of increases in interest-bearing checking deposits of $62.4 million, noninterest-bearing deposits of $26.2 million, time deposits greater than $100 thousand of $29.7 million, savings and money market accounts of $24.0 million and other time deposits of $8.8 million, partially offset by a decrease in brokered deposits of $22.1 million.

Total stockholders’ equity increased $9.6 million, or 5.2%, when compared to the end of 2018. At December 31, 2019, the ratio of total equity to total assets was 12.37% and the ratio of total tangible equity to total tangible assets was 11.24%.

Review of Quarterly Financial Results

Net interest income was $12.8 million for the fourth quarter of 2019, compared to $12.7 million for the third quarter of 2019 and $12.7 million for the fourth quarter of 2018. The primary reason for the increase in net interest income when compared to the third quarter of 2019 was due to the decrease in the average balance in short-term borrowings of $15.8 million, or 89.3%, which resulted in a reduction to interest expense of $111 thousand. Net interest income increased when compared to the fourth quarter of 2018 due to increases in the average balances on loans of $56.9 million, or 4.8% and interest-bearing deposits with other banks of $53.4 million, or 294.1%, resulting in $591 thousand and $192 thousand of additional interest income, respectively. These increases were partially offset by a decline in the average balance in taxable investment securities of $32.2 million, or 18.1%, resulting in a decrease of $512 thousand in interest income. When comparing the fourth quarter of 2019 and 2018 on the liability side of the balance sheet, the average balance on interest-bearing deposits increased $107.4 million, or 12.5%, adding $710 thousand of additional interest expense, partially offset by a decrease in the average balance on short-term borrowings of $70.6 million, or 97.4%, decreasing interest expense by $480 thousand. The Company’s net interest margin decreased to 3.47% from 3.52% in the third quarter of 2019 and down from 3.58% in the fourth quarter of 2018.

The provision for credit losses was $200 thousand for the three months ended December 31, 2019. The comparable amounts were $200 thousand and $460 thousand for the three months ended September 30, 2019 and December 31, 2018, respectively. The provision for credit losses remained unchanged from the third quarter of 2019 due to stagnant growth within the loan portfolio during such periods. The decrease in the provision for credit losses from the fourth quarter of 2018 was due to a reduction in net charge-offs. Net charge-offs were $131 thousand for the fourth quarter of 2019, $67 thousand for the third quarter of 2019 and $445 thousand for the fourth quarter of 2018. The ratio of annualized net charge-offs to average loans was 0.04% for the fourth quarter of 2019, 0.02% for the third quarter of 2019 and 0.15% for the fourth quarter of 2018. The ratio of the allowance for credit losses to period-end loans was 0.84% at December 31, 2019, slightly lower than the 0.85% at September 30, 2019 and lower than the 0.87% at December 31, 2018.

At December 31, 2019, nonperforming assets were $12.0 million, a decrease of $1.3 million, or 10.0%, when compared to September 30, 2019, primarily due to a decrease in nonaccrual loans of $1.9 million, or 15.5%. Accruing troubled debt restructurings (“TDRs”) decreased $87 thousand, or 1.1%, over the same time period. When comparing December 31, 2019 to December 31, 2018, nonperforming assets decreased $6.0 million, or 33.4%, and accruing TDRs decreased $1.2 million, or 13.4%. The decrease in nonperforming assets was due to diligent workout efforts by the Company to reduce nonaccrual loans and other real estate owned properties. The ratio of nonperforming assets and accruing TDRs to total assets was 1.25%, 1.34% and 1.80% at December 31, 2019, September 30, 2019 and December 31, 2018, respectively. In addition, the ratio of accruing TDRs to total loans at December 31, 2019 was 0.60%, compared to 0.61% at September 30, 2019 and 0.72% at December 31, 2018.

Total noninterest income from continuing operations for the fourth quarter of 2019 increased $165 thousand, or 6.5%, when compared to the third quarter of 2019 and increased $582 thousand, or 27.6%, when compared to the fourth quarter of 2018. The increase from the third quarter of 2019 was primarily the result of additional BOLI income earned in the fourth quarter. The increase from the fourth quarter of 2018 was due to additional income from BOLI purchased during 2019, higher loan and bank service fees and the life insurance proceeds.

Total noninterest expense from continuing operations for the fourth quarter of 2019 increased $461 thousand, or 4.9%, when compared to the third quarter of 2019 and increased $629 thousand, or 6.8%, when compared to the fourth quarter of 2018. The increase in noninterest expense compared to the third quarter of 2019 was the result of higher employee benefits due to an increase in medical claims from the Company’s self-funded insurance program and an increase in salaries and wages due to accrued bonus and incentive payouts. These increases were partially offset by a decrease in other real estate owned expenses, net of $134 thousand and lower FDIC insurance premiums of $42 thousand. The increase in noninterest expenses from the fourth quarter of 2018 was primarily due to increases in employee benefits from higher medical claims, the addition of supplemental executive retirement plans (“SERPs”) during 2019 and data processing, partially offset by lower FDIC insurance premiums, amortization of intangible assets and other real estate owned expenses.

Review of 2019 Financial Results

Net interest income for 2019 was $50.1 million, a decrease of $504 thousand, or 1.0%, when compared to 2018. The decrease was the direct result of an increase in interest expense $4.4 million, or 82.8%, and a decrease in taxable investment securities of $707 thousand, or 16.5%, which were partially offset by increases in interest and fees on loans of $4.1 million, or 7.9%, interest on deposits with other banks of $508 thousand, or 177.6%, and a decrease in interest expense on short-term borrowings of $1.2 million, or 70.6%. The average balance on loans increased $73.2 million, or 6.3%, and the yield on these loans increased 7bps when comparing the periods. This increase in volume and yields on loans was offset by an increase in the average balance of interest-bearing deposits of $64.0 million, or 7.5%, with an associated increase in rates paid on these deposits of 54bps. This resulted in a net interest margin of 3.54% for 2019 compared to 3.74% for 2018.

The provision for credit losses for 2019 and 2018 was $700 thousand and $1.7 million, respectively, while net charge-offs were $536 thousand and $1.1 million, respectively. The decrease in provision for credit losses was the result of improved overall credit quality, lower net charge-offs and lower loan growth for 2019 compared to 2018. The ratio of net charge-offs to average loans was 0.04% for 2019 and 0.10% for 2018.

Total noninterest income from continuing operations for 2019 increased $1.0 million, or 11.2%, when compared to 2018. The increase in noninterest income primarily consisted of increases in BOLI income and higher loan and bank service fees.

Total noninterest expense from continuing operations for 2019 increased $726 thousand, or 2.0%, when compared to the same period in 2018. The increase in noninterest expenses were primarily due to higher employee benefits of $1.3 million, data processing of $459 thousand, legal and professional fees of $242 thousand and other noninterest expenses of $265 thousand, partially offset by decreases in salaries and wages of $1.1 million, amortization of intangible assets of $261 thousand and FDIC insurance premiums of $427 thousand.

Shore Bancshares Information

Shore Bancshares is a financial holding company headquartered in Easton, Maryland and is the largest independent bank holding company located on Maryland’s Eastern Shore. It is the parent company of Shore United Bank. Shore Bancshares engages in trust and wealth management services through Wye Financial & Trust, a division of Shore United Bank. Additional information is available at www.shorebancshares.com.

Forward-Looking Statements

The statements contained herein that are not historical facts are forward-looking statements (as defined by the Private Securities Litigation Reform Act of 1995) based on management’s current expectations and beliefs concerning future developments and their potential effects on the Company. Such statements involve inherent risks and uncertainties, many of which are difficult to predict and are generally beyond the control of the Company. There can be no assurance that future developments affecting the Company will be the same as those anticipated by management. These statements are evidenced by terms such as “anticipate,” “estimate,” “should,” “expect,” “believe,” “intend,” and similar expressions. Although these statements reflect management’s good faith beliefs and projections, they are not guarantees of future performance and they may not prove true. These projections involve risk and uncertainties that could cause actual results to differ materially from those addressed in the forward-looking statements. For a discussion of these risks and uncertainties, see the section of the periodic reports filed by Shore Bancshares, Inc. with the Securities and Exchange Commission entitled “Risk Factors”.

The Company specifically disclaims any obligation to update any factors or to publicly announce the result of revisions to any of the forward-looking statements included herein to reflect future events or developments.

Shore Bancshares, Inc.

Financial Highlights (Unaudited)

(Dollars in thousands, except per share data)

	For the Three Months Ended December 31,				For the Year Ended December 31,
	2019	2018	Change		2019	2018	Change
PROFITABILITY FOR THE PERIOD
Net interest income	$12,764	$12,726	0.3%		$50,131	$50,635	(1.0)%
Provision for credit losses	200	460	(56.5)		700	1,674	(58.2)
Noninterest income	2,694	2,112	27.6		10,020	9,013	11.2
Noninterest expense	9,845	9,216	6.8		37,557	36,831	2.0

Income from continuing operations before income taxes	5,413	5,162	4.9		21,894	21,143	3.6
Income tax expense	1,399	1,309	6.9		5,610	5,380	4.3

Income from continuing operations	$4,014	$3,853	4.2		$16,284	$15,763	3.3

(Loss) Income from discontinued operations before income taxes	—	104	(100.0)		(113)	1,421	(108.0)
Gain on sale of insurance agency	—	12,736	(100.0)		—	12,736	(100.0)
Income tax expense (benefit)	—	4,599	(100.0)		(27)	4,923	(100.5)

(Loss) Income from discontinued operations	—	8,241	(100.0)		(86)	9,234	(100.9)

Net income	$4,014	$12,094	(66.8)		$16,198	$24,997	(35.2)

From Continuing Operations:
Return on average assets	1.03%	1.04%	(1	)bp	1.09%	1.10%	(1	)bp
Return on average equity	8.24	8.83	(59)		8.56	9.34	(78)
Return on average tangible equity (1)	9.43	11.34	(191)		9.84	12.00	(216)
Net interest margin	3.47	3.58	(11)		3.54	3.74	(20)
Efficiency ratio - GAAP	63.69	62.11	158		62.44	61.75	69
Efficiency ratio - Non-GAAP (1)	62.58	60.18	240		61.27	60.18	109
PER SHARE DATA
Basic net income per common share
Income from continuing operations	$0.32	$0.30	6.7%		$1.28	$1.24	3.2%
(Loss) Income from discontinued operations	—	0.65	(100.0)		(0.01)	0.72	(101.4)

Net income	$0.32	$0.95	(66.3)		$1.27	$1.96	(35.2)

Diluted net income per common share
Income from continuing operations	$0.32	$0.30	6.7		$1.28	$1.24	3.2
(Loss) Income from discontinued operations	—	0.65	(100.0)		(0.01)	0.72	(101.4)

Net income	$0.32	$0.95	(66.3)		$1.27	$1.96	(35.2)

Dividends paid per common share	$0.12	$0.09	33.3		$0.42	$0.32	31.3
Book value per common share at period end	15.42	14.37	7.3
Tangible book value per common share at period end (1)	13.84	12.77	8.4
Market value at period end	17.36	14.54	19.4
Market range:
High	17.90	18.32	(2.3)		17.90	20.09	(10.9)
Low	15.01	12.95	15.9		14.00	12.95	8.1

AVERAGE BALANCE SHEET DATA
Loans	$1,246,355	$1,189,504	4.8%		$1,226,361	$1,153,169	6.3%
Investment securities	145,544	177,700	(18.1)		156,383	189,879	(17.6)
Earning assets	1,463,490	1,385,368	5.6		1,422,688	1,357,755	4.8
Assets	1,553,017	1,463,839	6.1		1,498,903	1,435,914	4.4
Deposits	1,334,047	1,197,445	11.4		1,266,302	1,180,288	7.3
Stockholders’ equity	193,239	173,214	11.6		190,139	168,782	12.7

CREDIT QUALITY DATA
Net charge-offs	$131	$445	(70.6)%		$536	$1,112	(51.8)%

Nonaccrual loans	$10,590	$16,655	(36.4)
Loans 90 days past due and still accruing	1,326	139	854.0
Other real estate owned	74	1,222	(93.9)

Total nonperforming assets	11,990	18,016	(33.4)
Accruing troubled debt restructurings (TDRs)	7,501	8,663	(13.4)

Total nonperforming assets and accruing TDRs	$19,491	$26,679	(26.9)

CAPITAL AND CREDIT QUALITY RATIOS
Period-end equity to assets	12.37%	12.35%	2	bp
Period-end tangible equity to tangible assets (1)	11.24	11.13	11

Annualized net charge-offs to average loans	0.04	0.15	(11)		0.04%	0.10%	(6	)bp

Allowance for credit losses as a percent of:
Period-end loans	0.84	0.87	(3)
Nonaccrual loans	99.22	62.10	3,712

Nonperforming assets	87.63	57.41	3,022
Accruing TDRs	140.07	119.39	2,068
Nonperforming assets and accruing TDRs	53.91	38.77	1,514

As a percent of total loans:
Nonaccrual loans	0.85	1.39	(54)
Accruing TDRs	0.60	0.72	(12)
Nonaccrual loans and accruing TDRs	1.45	2.12	(67)

As a percent of total loans+other real estate owned:
Nonperforming assets	0.96	1.51	(55)
Nonperforming assets and accruing TDRs	1.56	2.23	(67)

As a percent of total assets:
Nonaccrual loans					0.68	1.12	(44)
Nonperforming assets					0.77	1.21	(44)
Accruing TDRs					0.48	0.58	(10)
Nonperforming assets and accruing TDRs					1.25	1.80	(55)

(1)	See the reconciliation table.

Shore Bancshares, Inc.

Consolidated Balance Sheets (Unaudited)

(In thousands, except per share data)

	December 31, 2019	December 31, 2018	December 31, 2019 compared to December 31, 2018
ASSETS
Cash and due from banks	$18,465	$16,294	13.3%
Interest-bearing deposits with other banks	76,506	50,931	50.2

Cash and cash equivalents	94,971	67,225	41.3

Investment securities available for sale (at fair value)	122,791	154,432	(20.5)
Investment securities held to maturity	8,786	6,043	45.4
Equity securities, at fair value	1,342	1,269	5.8
Restricted securities	4,190	6,476	(35.3)

Loans	1,248,654	1,195,355	4.5
Less: allowance for credit losses	(10,507)	(10,343)	1.6

Loans, net	1,238,147	1,185,012	4.5

Premises and equipment, net	23,821	22,711	4.9
Goodwill	17,518	17,518	—
Other intangible assets, net	2,252	2,857	(21.2)
Other real estate owned, net	74	1,222	(93.9)
Right of use assets, net	4,771	—	—
Other assets	40,572	17,678	129.5
Assets of discontinued operations	—	633	(100.0)

Total assets	$1,559,235	$1,483,076	5.1

LIABILITIES
Noninterest-bearing deposits	$356,618	$330,466	7.9
Interest-bearing deposits	984,716	881,875	11.7

Total deposits	1,341,334	1,212,341	10.6

Short-term borrowings	1,226	60,812	(98.0)
Long-term borrowings	15,000	15,000	—
Lease liabilities	4,792	—	—
Accrued expenses and other liabilities	4,081	8,415	(51.5)
Liabilities of discontinued operations	—	3,323	(100.0)

Total liabilities	1,366,433	1,299,891	5.1

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS’ EQUITY
Common stock, par value $0.01; authorized 35,000,000 shares	125	127	(1.6)
Additional paid in capital	61,045	65,434	(6.7)
Retained earnings	131,425	120,574	9.0
Accumulated other comprehensive income (loss)	207	(2,950)	107.0

Total stockholders’ equity	192,802	183,185	5.2

Total liabilities and stockholders’ equity	$1,559,235	$1,483,076	5.1

Period-end common shares outstanding	12,500	12,749	(2.0)
Book value per common share	$15.42	$14.37	7.3

Shore Bancshares, Inc.

Consolidated Statements of Income (Unaudited)

(In thousands, except per share data)

	For the Three Months Ended December 31,			For the Year Ended December 31,
	2019	2018	% Change	2019	2018	% Change
INTEREST INCOME
Interest and fees on loans	$14,043	$13,452	4.4%	$55,391	$51,332	7.9%
Interest on investment securities:
Taxable	827	1,339	(38.2)	3,582	4,289	(16.5)
Interest on deposits with other banks	295	103	186.4	794	286	177.6

Total interest income	15,165	14,894	1.8	59,767	55,907	6.9

INTEREST EXPENSE
Interest on deposits	2,287	1,577	45.0	8,726	3,531	147.1
Interest on short-term borrowings	6	486	(98.8)	481	1,636	(70.6)
Interest on long-term borrowings	108	105	2.9	429	105	—

Total interest expense	2,401	2,168	10.7	9,636	5,272	82.8

NET INTEREST INCOME	12,764	12,726	0.3	50,131	50,635	(1.0)
Provision for credit losses	200	460	(56.5)	700	1,674	(58.2)

NET INTEREST INCOME AFTER PROVISION FOR CREDIT LOSSES	12,564	12,266	2.4	49,431	48,961	1.0

NONINTEREST INCOME
Service charges on deposit accounts	958	1,045	(8.3)	3,910	3,879	0.8
Trust and investment fee income	382	360	6.1	1,522	1,557	(2.2)
Other noninterest income	1,354	707	91.5	4,588	3,577	28.3

Total noninterest income	2,694	2,112	27.6	10,020	9,013	11.2

NONINTEREST EXPENSE
Salaries and wages	4,002	3,999	0.1	15,413	16,535	(6.8)
Employee benefits	1,662	797	108.5	5,283	4,001	32.0
Occupancy expense	702	649	8.2	2,758	2,622	5.2
Furniture and equipment expense	286	236	21.2	1,107	950	16.5
Data processing	989	844	17.2	3,790	3,331	13.8
Directors’ fees	137	145	(5.5)	479	556	(13.8)
Amortization of intangible assets	144	269	(46.5)	605	866	(30.1)
FDIC insurance premium expense	(42)	159	(126.4)	344	771	(55.4)
Other real estate owned expenses, net	(1)	228	(100.4)	425	353	20.4
Legal and professional fees	568	603	(5.8)	2,223	1,981	12.2
Other noninterest expenses	1,398	1,287	8.6	5,130	4,865	5.4

Total noninterest expense	9,845	9,216	6.8	37,557	36,831	2.0

Income from continuing operations before income taxes	5,413	5,162	4.9	21,894	21,143	3.6
Income tax expense	1,399	1,309	6.9	5,610	5,380	4.3

Income from continuing operations	4,014	3,853	4.2	16,284	15,763	3.3

(Loss) income from discontinued operations before income taxes	—	104	(100.0)	(113)	1,421	(108.0)
Gain on sale of insurance agency	—	12,736	(100.0)	—	12,736	(100.0)
Income tax (benefit) expense	—	4,599	(100.0)	(27)	4,923	(100.5)

(Loss) Income from discontinued operations	—	8,241	(100.0)	(86)	9,234	(100.9)

NET INCOME	$4,014	$12,094	(66.8)	$16,198	$24,997	(35.2)

Weighted average shares outstanding - basic	12,588	12,749	(1.3)	12,725	12,739	(0.1)
Weighted average shares outstanding - diluted	12,593	12,766	(1.4)	12,730	12,753	(0.2)

Basic net income per common share
Income from continuing operations	$0.32	$0.30	6.7	$1.28	$1.24	3.2
(Loss) Income from discontinued operations	—	0.65	(100.0)	(0.01)	0.72	(101.4)

Net income	$0.32	$0.95	(66.3)	$1.27	$1.96	(35.2)

Diluted net income per common share
Income from continuing operations	$0.32	$0.30	6.7	$1.28	$1.24	3.2
(Loss) Income from discontinued operations	—	0.65	(100.0)	(0.01)	0.72	(101.4)

Net income	$0.32	$0.95	(66.3)	$1.27	$1.96	(35.2)

Dividends paid per common share	0.12	0.09	33.3	0.42	0.32	31.3

Shore Bancshares, Inc.

Consolidated Average Balance Sheets (Unaudited)

(Dollars in thousands)

	For the Three Months Ended December 31,				For the Year Ended December 31,
	2019		2018		2019		2018
	Average balance	Yield/ rate	Average balance	Yield/ rate	Average balance	Yield/ rate	Average balance	Yield/ rate
Earning assets
Loans (1), (2), (3)	$1,246,355	4.48%	$1,189,504	4.50%	$1,226,361	4.53%	$1,153,169	4.46%
Investment securities
Taxable	145,544	2.27	177,700	2.46	156,383	2.29	189,879	2.26
Interest-bearing deposits	71,591	1.63	18,164	2.25	39,944	1.99	14,707	1.94

Total earning assets	1,463,490	4.12%	1,385,368	4.20%	1,422,688	4.21%	1,357,755	4.13%
Cash and due from banks	20,382		18,204		18,241		17,327
Other assets	79,586		70,858		68,399		71,110
Allowance for credit losses	(10,441)		(10,591)		(10,425)		(10,278)

Total assets	$1,553,017		$1,463,839		$1,498,903		$1,435,914

Interest-bearing liabilities
Demand deposits	$284,193	0.76%	$218,519	0.53%	$252,907	0.69%	$215,600	0.32%
Money market and savings deposits	397,662	0.51	378,163	0.68	389,000	0.72	378,344	0.27
Brokered deposits	8,135	2.15	22,816	2.17	16,369	2.37	14,844	2.12
Certificates of deposit $100,000 or more	126,411	1.85	97,023	0.94	113,017	1.63	98,331	0.67
Other time deposits	149,197	1.58	141,702	0.80	146,344	1.35	146,492	0.57

Interest-bearing deposits	965,598	0.94	858,223	0.73	917,637	0.95	853,611	0.41
Short-term borrowings	1,889	1.26	72,462	2.66	18,453	2.61	77,311	2.12
Long-term borrowings	15,000	2.86	14,348	2.89	15,000	2.86	3,616	2.89

Total interest-bearing liabilities	982,487	0.97%	945,033	0.91%	951,090	1.01%	934,538	0.56%
Noninterest-bearing deposits	368,449		339,222		348,665		326,677
Accrued expenses and other liabilities	8,842		6,370		9,009		5,917
Stockholders’ equity	193,239		173,214		190,139		168,782

Total liabilities and stockholders’ equity	$1,553,017		$1,463,839		$1,498,903		$1,435,914

Net interest spread		3.15%		3.29%		3.20%		3.57%
Net interest margin		3.47%		3.58%		3.54%		3.74%

(1)	All amounts are reported on a tax-equivalent basis computed using the statutory federal income tax rate of 21.0%, exclusive of the alternative minimum tax rate and nondeductible interest expense.
(2)	Average loan balances include nonaccrual loans.
(3)	Interest income on loans includes amortized loan fees, net of costs and accretion of discounts on acquired loans, which are included in the yield calculations.

Shore Bancshares, Inc.

Financial Highlights By Quarter (Unaudited)

(Dollars in thousands, except per share data)

	4th Quarter 2019 Q4 2019	3rd Quarter 2019 Q3 2019	2nd Quarter 2019 Q2 2019	1st Quarter 2019 Q1 2019	4th Quarter 2018 Q4 2018	Q4 2019 compared to Q3 2019		Q4 2019 compared to Q4 2018
PROFITABILITY FOR THE PERIOD
Taxable-equivalent net interest income	$12,808	$12,724	$12,334	$12,428	$12,756	0.7%		0.4%
Less: Taxable-equivalent adjustment	44	44	41	34	30	—		46.7

Net interest income	12,764	12,680	12,293	12,394	12,726	0.7		0.3
Provision for credit losses	200	200	200	100	460	—		(56.5)
Noninterest income	2,694	2,529	2,609	2,188	2,112	6.5		27.6
Noninterest expense	9,845	9,384	8,985	9,343	9,216	4.9		6.8

Income from continuing operations before income taxes	5,413	5,625	5,717	5,139	5,162	(3.8)		4.9
Income tax expense	1,399	1,411	1,489	1,311	1,309	(0.9)		6.9

Income from continuing operations	4,014	4,214	4,228	3,828	3,853	(4.7)		4.2

(Loss) Income from discontinued operations before income taxes	—	(10)	(4)	(99)	104	100.0		(100.0)
Gain on sale of insurance agency	—	—	—	—	12,736	—		—
Income tax expense (benefit)	—	(2)	—	(25)	4,599	100.0		(100.0)

(Loss) Income from discontinued operations	—	(8)	(4)	(74)	8,241	100.0		(100.0)

Net income	$4,014	$4,206	$4,224	$3,754	$12,094	(4.6)		(66.8)

From Continuing Operations:
Return on average assets	1.03%	1.10%	1.16%	1.06%	1.04%	(7	)bp	(1	)bp
Return on average equity	8.24	8.66	8.97	8.39	8.83	(42)		(59)
Return on average tangible equity (1)	9.43	9.90	10.31	9.72	11.34	(47)		(191)
Net interest margin	3.47	3.52	3.54	3.61	3.58	(5)		(11)
Efficiency ratio - GAAP	63.69	61.70	60.29	64.07	62.11	199		158
Efficiency ratio - Non-GAAP (1)	62.58	60.58	59.09	62.81	60.18	200		240
PER SHARE DATA
Basic net income per common share
Income from continuing operations	$0.32	$0.33	$0.33	$0.30	$0.30	(3.0)%		6.7%
(Loss) Income from discontinued operations	—	—	—	(0.01)	0.65	—		(100.0)

Net income	$0.32	$0.33	$0.33	$0.29	$0.95	(3.0)		(66.3)

Diluted net income per common share
Income from continuing operations	$0.32	$0.33	$0.33	$0.30	$0.30	(3.0)		6.7
(Loss) Income from discontinued operations	—	—	—	(0.01)	0.65	—		(100.0)

Net income	$0.32	$0.33	$0.33	$0.29	$0.95	(3.0)		(66.3)

Dividends paid per common share	0.12	0.10	0.10	0.10	0.09	20.0		33.3
Book value per common share at period end	15.42	15.22	14.97	14.64	14.37	1.3		7.3
Tangible book value per common share at period end (1)	13.84	13.66	13.40	13.06	12.77	1.3		8.4
Market value at period end	17.36	15.41	16.34	14.91	14.54	12.7		19.4
Market range:
High	17.90	17.00	16.48	16.11	18.32	5.3		(2.3)
Low	15.01	14.90	14.84	14.00	12.95	0.7		15.9
AVERAGE BALANCE SHEET DATA
Loans	$1,246,355	$1,235,374	$1,221,215	$1,201,913	$1,189,504	0.9%		4.8%
Investment securities	145,544	155,324	159,878	165,009	177,700	(6.3)		(18.1)
Earning assets	1,463,490	1,432,252	1,399,418	1,394,728	1,385,368	2.2		5.6
Assets	1,553,017	1,513,790	1,468,093	1,460,291	1,463,839	2.6		6.1
Deposits	1,334,047	1,280,057	1,233,951	1,215,702	1,197,445	4.2		11.4
Stockholders’ equity	193,239	193,120	189,101	184,972	173,214	0.1		11.6
CREDIT QUALITY DATA
Net charge-offs	$131	$67	$313	$25	$445	95.5%		(70.6)%

Nonaccrual loans	$10,590	$12,530	$14,592	$15,360	$16,655	(15.5)		(36.4)
Loans 90 days past due and still accruing	1,326	712	439	47	139	86.2		854.0
Other real estate owned	74	74	524	979	1,222	—		(93.9)

Total nonperforming assets	$11,990	$13,316	$15,555	$16,386	$18,016	(10.0)		(33.4)

Accruing troubled debt restructurings (TDRs)	$7,501	$7,588	$7,768	$7,828	$8,663	(1.1)		(13.4)

Total nonperforming assets and accruing TDRs	$19,491	$20,904	$23,323	$24,214	$26,679	(6.8)		(26.9)

CAPITAL AND CREDIT QUALITY RATIOS
Period-end equity to assets	12.37%	12.42%	12.85%	12.59%	12.35%	(5	)bp	2bp
Period-end tangible equity to tangible assets (1)	11.24	11.29	11.66	11.39	11.13	(5)		11
Annualized net charge-offs to average loans	0.04	0.02	0.10	0.01	0.15	2		(11)
Allowance for credit losses as a percent of:
Period-end loans	0.84	0.85	0.83	0.86	0.87	(1)		(3)
Nonaccrual loans	99.22	83.30	70.62	67.83	62.10	1,592		3,712
Nonperforming assets	87.63	78.39	66.25	63.58	57.41	924		3,022
Accruing TDRs	140.07	137.56	132.66	133.09	119.39	251		2,068
Nonperforming assets and accruing TDRs	53.91	49.93	44.18	43.02	38.77	398		1,514
As a percent of total loans:
Nonaccrual loans	0.85	1.01	1.18	1.27	1.39	(16)		(54)
Accruing TDRs	0.60	0.61	0.63	0.65	0.72	(1)		(12)
Nonaccrual loans and accruing TDRs	1.45	1.63	1.80	1.91	2.12	(18)		(67)
As a percent of total loans+other real estate owned:
Nonperforming assets	0.96	1.08	1.25	1.35	1.51	(12)		(55)
Nonperforming assets and accruing TDRs	1.56	1.69	1.88	2.00	2.23	(13)		(67)

As a percent of total assets:
Nonaccrual loans	0.68	0.80	0.98	1.03	1.12	(12)		(44)
Nonperforming assets	0.77	0.85	1.04	1.10	1.21	(8)		(44)
Accruing TDRs	0.48	0.49	0.52	0.53	0.58	(1)		(10)
Nonperforming assets and accruing TDRs	1.25	1.34	1.56	1.63	1.80	(9)		(55)

(1)	See the reconciliation table.

Shore Bancshares, Inc.

Consolidated Statements of Income By Quarter (Unaudited)

(In thousands, except per share data)

	Q4 2019	Q3 2019	Q2 2019	Q1 2019	Q4 2018	Q4 2019 compared to Q3 2019	Q4 2019 compared to Q4 2018
INTEREST INCOME
Interest and fees on loans	$14,043	$14,100	$13,749	$13,499	$13,452	(0.4)%	4.4%
Interest on investment securities:
Taxable	827	870	887	998	1,339	(4.9)	(38.2)
Interest on deposits with other banks	295	223	113	163	103	32.3	186.4

Total interest income	15,165	15,193	14,749	14,660	14,894	(0.2)	1.8

INTEREST EXPENSE
Interest on deposits	2,287	2,288	2,204	1,947	1,577	(0.0)	45.0
Interest on short-term borrowings	6	117	145	213	486	(94.9)	(98.8)
Interest on long-term borrowings	108	108	107	106	105	—	2.9

Total interest expense	2,401	2,513	2,456	2,266	2,168	(4.5)	10.7

NET INTEREST INCOME	12,764	12,680	12,293	12,394	12,726	0.7	0.3
Provision for credit losses	200	200	200	100	460	—	(56.5)

NET INTEREST INCOME AFTER PROVISION FOR CREDIT LOSSES	12,564	12,480	12,093	12,294	12,266	0.7	2.4

NONINTEREST INCOME
Service charges on deposit accounts	958	990	1,028	934	1,045	(3.2)	(8.3)
Trust and investment fee income	382	383	385	372	360	(0.3)	6.1
Other noninterest income	1,354	1,156	1,196	882	707	17.1	91.5

Total noninterest income	2,694	2,529	2,609	2,188	2,112	6.5	27.6

NONINTEREST EXPENSE
Salaries and wages	4,002	3,853	3,792	3,766	3,999	3.9	0.1
Employee benefits	1,662	1,299	1,068	1,254	797	27.9	108.5
Occupancy expense	702	697	668	691	649	0.7	8.2
Furniture and equipment expense	286	263	295	263	236	8.7	21.2
Data processing	989	972	919	910	844	1.7	17.2
Directors’ fees	137	140	116	86	145	(2.1)	(5.5)
Amortization of intangible assets	144	144	155	162	269	—	(46.5)
FDIC insurance premium expense	(42)	—	181	205	159	—	(126.4)
Other real estate owned expenses, net	(1)	133	60	233	228	(100.8)	(100.4)
Legal and professional fees	568	495	559	601	603	14.7	(5.8)
Other noninterest expenses	1,398	1,388	1,172	1,172	1,287	0.7	8.6

Total noninterest expense	9,845	9,384	8,985	9,343	9,216	4.9	6.8

Income from continuing operations before income taxes	5,413	5,625	5,717	5,139	5,162	(3.8)	4.9
Income tax expense	1,399	1,411	1,489	1,311	1,309	(0.9)	6.9

Income from continuing operations	4,014	4,214	4,228	3,828	3,853	(4.7)	4.2

(Loss) Income from discontinued operations before income taxes	—	(10)	(4)	(99)	104	100.0	(100.0)
Gain on sale of insurance agency	—	—	—	—	12,736	—	(100.0)
(Loss) Income tax expense (benefit)	—	(2)	—	(25)	4,599	100.0	(100.0)

(Loss) Income from discontinued operations	—	(8)	(4)	(74)	8,241	100.0	(100.0)

NET INCOME	$4,014	$4,206	$4,224	$3,754	$12,094	(4.6)	(66.8)

Weighted average shares outstanding - basic	12,588	12,764	12,779	12,769	12,749	(1.4)	(1.3)
Weighted average shares outstanding - diluted	12,593	12,769	12,784	12,773	12,766	(1.4)	(1.4)
Basic net income per common share Income from continuing operations	$0.32	$0.33	$0.33	$0.30	$0.30	(3.0)	6.7
(Loss) Income from discontinued operations	—	—	—	(0.01)	0.65	—	(100.0)

Net income	$0.32	$0.33	$0.33	$0.29	$0.95	(3.0)	(66.3)

Diluted net income per common share Income from continuing operations	$0.32	$0.33	$0.33	$0.30	$0.30	(3.0)	6.7
(Loss) Income from discontinued operations	—	—	—	(0.01)	0.65	—	(100.0)

Net income	$0.32	$0.33	$0.33	$0.29	$0.95	(3.0)	(66.3)

Dividends paid per common share	0.12	0.10	0.10	0.10	0.09	20.0	33.3

Shore Bancshares, Inc.

Consolidated Average Balance Sheets By Quarter (Unaudited)

(Dollars in thousands)

											Average balance
											Q4 2019 compared to Q3 2019	Q4 2019 compared to Q4 2018
	Q4 2019		Q3 2019		Q2 2019		Q1 2019		Q4 2018
	Average balance	Yield/ rate	Average balance	Yield/ rate	Average balance	Yield/ rate	Average balance	Yield/ rate	Average balance	Yield/ rate
Earning assets
Loans (1), (2), (3)	1,246,355	4.48%	$1,235,374	4.54%	$1,221,215	4.53%	$1,201,913	4.57%	$1,189,504	4.50%	0.9%	4.8%
Investment securities
Taxable	145,544	2.27	155,324	2.24	159,878	2.22	165,009	2.45	177,700	2.46	(6.3)	(18.1)
Interest-bearing deposits	71,591	1.63	41,554	2.13	18,325	2.47	27,806	2.38	18,164	2.25	72.3	294.1

Total earning assets	1,463,490	4.12%	1,432,252	4.22%	1,399,418	4.24%	1,394,728	4.27%	1,385,368	4.20%	2.2	5.6
Cash and due from banks	20,382		18,127		17,225		17,196		18,204		12.4	12.0
Other assets	79,586		73,823		61,906		58,756		70,858		7.8	12.3
Allowance for credit losses	(10,441)		(10,412)		(10,456)		(10,389)		(10,591)		0.3	(1.4)

Total assets	$1,553,017		$1,513,790		$1,468,093		$1,460,291		$1,463,839		2.6	6.1

Interest-bearing liabilities
Demand deposits	$284,193	0.76%	$252,386	0.70%	$234,775	0.65%	$239,794	0.61%	$218,519	0.53%	12.6	30.1
Money market and savings deposits	397,662	0.51	389,268	0.67	385,272	0.84	383,738	0.85	378,163	0.68	2.2	5.2
Brokered deposits	8,135	2.15	14,568	2.29	20,866	2.52	22,080	2.37	22,816	2.17	(44.2)	(64.3)
Certificates of deposit $100,000 or more	126,411	1.85	119,200	1.78	107,549	1.54	98,535	1.24	97,023	0.94	6.0	30.3
Other time deposits	149,197	1.58	149,708	1.49	145,900	1.31	140,523	1.02	141,702	0.80	(0.3)	5.3

Interest- bearing deposits	965,598	0.94	925,130	0.98	894,362	0.99	884,670	0.89	858,223	0.73	4.4	12.5
Short-term borrowings	1,889	1.26	17,729	2.64	21,557	2.70	32,984	2.62	72,462	2.66	(89.3)	(97.4)
Long-term borrowings	15,000	2.86	15,000	2.86	15,000	2.86	15,000	2.87	14,348	2.89	—	4.5

Total interest- bearing liabilities	982,487	0.97%	957,859	1.04%	930,919	1.06%	932,654	0.99%	945,033	0.91%	2.6	4.0
Noninterest-bearing deposits	368,449		354,927		339,589		331,032		339,222		3.8	8.6
Accrued expenses and other liabilities	8,842		7,884		8,484		11,633		6,370		12.2	38.8
Stockholders’ equity	193,239		193,120		189,101		184,972		173,214		0.1	11.6

Total liabilities and stockholders’ equity	$1,553,017		$1,513,790		$1,468,093		$1,460,291		$1,463,839		2.6	6.1

Net interest spread		3.15%		3.18%		3.18%		3.28%		3.29%
Net interest margin		3.47%		3.52%		3.54%		3.61%		3.58%

(1)	All amounts are reported on a tax-equivalent basis computed using the statutory federal income tax rate of 21.0%, exclusive of the alternative minimum tax rate and nondeductible interest expense.
(2)	Average loan balances include nonaccrual loans.
(3)	Interest income on loans includes amortized loan fees, net of costs and accretion of discounts on acquired loans, which are included in the yield calculations.

Shore Bancshares, Inc.

Reconciliation of Generally Accepted Accounting Principles (GAAP)

and Non-GAAP Measures (Unaudited)

(In thousands, except per share data)

						YTD	YTD
	Q4 2019	Q3 2019	Q2 2019	Q1 2019	Q4 2018	12/31/2019	12/31/2018
The following reconciles return on average equity and return on average tangible equity from continuing operations (Note 1):

Income from continuing operations	$4,014	$4,214	$4,228	$3,828	$3,853	$16,284	$15,763

Income from continuing operations - annualized (A)	$15,925	$16,719	$16,958	$15,525	$15,286	$16,284	$15,763

Net income, excluding net amortization of intangible assets	$4,121	$4,321	$4,344	$3,949	$4,054	$16,735	$16,408

Net income, excluding net amortization of intangible assets - annualized (B)	$16,350	$17,143	$17,424	$16,015	$16,084	$16,735	$16,408

Average stockholders’ equity (C)	$193,239	$193,120	$189,101	$184,972	$173,214	$190,139	$168,782
Less: Average goodwill and other intangible assets	(19,846)	(19,991)	(20,138)	(20,281)	(31,410)	(20,059)	(32,003)

Average tangible equity (D)	$173,393	$173,129	$168,963	$164,691	$141,804	$170,080	$136,779

Return on average equity (GAAP) (A)/(C)	8.24%	8.66%	8.97%	8.39%	8.83%	8.56%	9.34%

Return on average tangible equity (Non-GAAP) (B)/(D)	9.43%	9.90%	10.31%	9.72%	11.34%	9.84%	12.00%

The following reconciles GAAP efficiency ratio and non-GAAP efficiency ratio from continuing operations (Note 2):

Noninterest expense (E)	$9,845	$9,384	$8,985	$9,343	$9,216	$37,557	$36,831
Less: Amortization of intangible assets	(144)	(144)	(155)	(162)	(269)	(605)	(866)

Adjusted noninterest expense (F)	$9,701	$9,240	$8,830	$9,181	$8,947	$36,952	$35,965

Net interest income (G)	12,764	12,680	12,293	12,394	12,726	50,131	50,635
Add: Taxable-equivalent adjustment	44	44	41	34	30	163	114

Taxable-equivalent net interest income (H)	$12,808	$12,724	$12,334	$12,428	$12,756	$50,294	$50,749

Noninterest income (I)	$2,694	$2,529	$2,609	$2,188	$2,112	$10,020	9,013

Adjusted noninterest income (J)	$2,694	$2,529	$2,609	$2,188	$2,112	$10,020	$9,013

Efficiency ratio (GAAP) (E)/(G)+(I)	63.69%	61.70%	60.29%	64.07%	62.11%	62.44%	61.75%

Efficiency ratio (Non-GAAP) (F)/(H)+(J)	62.58%	60.58%	59.09%	62.81%	60.18%	61.27%	60.18%

The following reconciles book value per common share and tangible book value per common share (Note 1):

Stockholders’ equity (L)	$192,802	$193,963	$191,307	$187,082	$183,185
Less: Goodwill and other intangible assets	(19,770)	(19,914)	(20,058)	(20,214)	(20,383)

Tangible equity (M)	$173,032	$174,049	$171,249	$166,868	$162,802

Shares outstanding (N)	12,500	12,742	12,780	12,780	12,749

Book value per common share (GAAP) (L)/(N)	$15.42	$15.22	$14.97	$14.64	$14.37

Tangible book value per common share (Non-GAAP) (M)/(N)	$13.84	$13.66	$13.40	$13.06	$12.77

The following reconciles equity to assets and tangible equity to tangible assets (Note 1):

Stockholders’ equity (O)	$192,802	$193,963	$191,307	$187,082	$183,185
Less: Goodwill and other intangible assets	(19,770)	(19,914)	(20,058)	(20,214)	(20,383)

Tangible equity (P)	$173,032	$174,049	$171,249	$166,868	$162,802

Assets (Q)	$1,559,235	$1,561,679	$1,488,562	$1,485,799	$1,483,076
Less: Goodwill and other intangible assets	(19,770)	(19,914)	(20,058)	(20,214)	(20,383)

Tangible assets (R)	$1,539,465	$1,541,765	$1,468,504	$1,465,585	$1,462,693

Period-end equity/assets (GAAP) (O)/(Q)	12.37%	12.42%	12.85%	12.59%	12.35%

Period-end tangible equity/tangible assets (Non-GAAP) (P)/(R)	11.24%	11.29%	11.66%	11.39%	11.13%

Note 1: Management believes that reporting tangible equity and tangible assets more closely approximates the adequacy of capital for regulatory purposes.

Note 2: Management believes that reporting the non-GAAP efficiency ratio more closely measures its effectiveness of controlling cash-based operating activities.

CONTACT: Edward Allen, Executive Vice President and Chief Financial Officer, 410-763-7800